HUNTCO INC.
                           1993 INCENTIVE STOCK PLAN
                       (As Amended and Restated in 1996)

1.   Purpose

The Huntco Inc. Incentive Stock Plan (the "Plan") is intended to secure for Huntco Inc. (the "Company") and its shareholders the benefits of the incentive inherent in common stock ownership by the employees of the Company and its subsidiaries, who are largely responsible for the future growth and continued financial success of the Company; and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis.

2.   Administration

The Plan shall be administered by a committee of two or more directors, which the Board of Directors shall appoint as Administrator of the Plan or by the full Board of Directors.

Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to select persons eligible to participate in the Plan, to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares and Stock Appreciation Rights ("SARs") in accordance with the Plan, to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various participants (the "Participant" or "Participants") or with respect to different grants to the same Participant), to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the Incentive Stock Options, the Non-Qualified Stock Options, the Restricted Shares and the SARs granted pursuant to this Plan as it may deem necessary or advisable.

3.   Eligibility

The Administrator shall from time to time determine and designate the employees and directors of the Company and its subsidiaries who shall be Participants in the Plan; and the number of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares and SARs to be awarded to each such Participant. In making any such award, the Administrator may take into account the nature of services rendered by a Participant, the capacity of the Participant to contribute to the success of the Company, and other factors that the Administrator may consider relevant.

4.   Types of Benefits

Benefits under the Plan may be granted in any one or any combination of (a) Incentive Stock Options; (b) Non-Qualified Stock Options; (c) SARs; and (d) Restricted Shares, as described in the Plan ("Benefits").

The Administrator may: (a) make the grant of Benefits conditional upon an election by a Participant to defer payment of a portion of his salary; (b) give a Participant a choice between two Benefits or combinations of Benefits;
(c) award Benefits in the alternative so that acceptance of or exercise of one Benefit cancels the right of a Participant to another; and (d) award Benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of the Plan that the Administrator in its sole discretion may determine.

5.   Shares Subject to Plan

Subject to the provisions of Section 9 (relating to adjustment for changes in capital stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 900,000 shares of the Company's Class A Common Stock having a par value of $.01 per share (the "Class A Shares").
Such Class A Shares may be unissued Class A Shares, or issued Class A Shares that have been reacquired. If any Incentive Stock Options or Non-Qualified Stock Options granted under the Plan shall for any reason terminate or expire, or be surrendered without having been exercised in full, the Class A Shares not purchased under such options shall be available again for option or grant under the Plan. If Restricted Shares are issued pursuant hereto and are later reacquired by the Company pursuant to rights reserved on issuance, the Class A Shares subject to or reserved for any Benefit may again be used in connection with the grant of any of the Benefits described in this Plan; provided that in no event may the number of Class A Shares issued under this Plan exceed 900,000, subject to adjustment as described in Section 9.

6.   Stock Options

The Administrator from time to time may grant options ("Options") to Participants to purchase Class A Shares from the Company, provided, however, that the number of Class A Shares underlying Options and SARs (as provided in Section 7 hereof) which may be awarded to any Participant in any calendar year shall not exceed a total of 60,000. An Option may be granted in the form of an "Incentive Stock Option," which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of a "Non-Qualified Stock Option," which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Each Option agreement (the "Option Agreement") between the Company and a Participant shall be in such form and shall contain such provisions as the Administrator from time to time shall deem appropriate. Option Agreements need not be identical, but each Option Agreement shall include the substance of all of the provisions set forth in subsections (a) through (c) below:

(a) The purchase price shall be payable in full in cash upon exercise of the Option. In lieu of cash a Participant may, to the extent permitted by and subject to the conditions contained in the terms of the Option Agreement, make payment in whole or in part by tendering Class A Shares valued at fair market value on the date of exercise, or in the form of any other property or note permitted by the Option Agreement.

(b) The Administrator in its discretion may provide in any Option Agreement that the Option shall be exercisable in full at any time or from time to time during the term of the Option, or may provide for the exercise of the Option in such installments and at such times during the term of the Option as the Administrator may determine.

(c) The maximum term of an Option shall be ten years from the date it was granted, except that the maximum term of an Incentive Stock Option granted to a person who owns more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company shall be five years.

(d) The purchase price of the Class A Shares covered by each Incentive Stock Option shall be not less than 100% of the fair market value of the stock subject to the Option at the time the Option is granted (110% if the recipient owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or a Subsidiary); and the purchase price of any other Option granted to a person who is subject to Section 16 of the 1934 Act shall not be less than 50% of the fair market value of the Class A Shares subject to the Option at the time such Option is granted.

(e) An Incentive Stock Option (i) shall not be transferable by the individual to whom granted except by will or by the laws of descent and distribution; and
(ii) may be exercised during the individual's lifetime only by such individual.

(f) The aggregate fair market value (as determined by the Administrator as of the time an Incentive Stock Option is granted) of the Class A Shares covered by an Incentive Stock Option awarded a Participant under the Plan (or any plan of a parent corporation or Subsidiary) that becomes exercisable for the first time during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Code.

(g) No Incentive Stock Option shall be awarded after the day preceding the tenth anniversary of the effective date of the Plan.

(h) No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to the Class A Shares issuable upon exercise of such Option until certificates representing such Class A Shares shall have been issued and delivered to such person.

(i) An Incentive Stock Option may be granted only to a person who is an employee of the Company at the time of the grant.

7.   Stock Appreciation Rights (SARs)

(a) If and only if the Administrator determines in its discretion to grant SARs in accordance with this Section, one or more Participants may be granted the right, exercisable upon such terms and conditions as the Administrator may establish at the time of the Option grant or at any time thereafter, to surrender all or part of an unexercised Option under the Plan in exchange for a distribution from the Company of all or any portion of an amount equal to the difference between (i) the fair market value (at date of surrender) of the number of Class A Shares in which the optionee is at the time vested under the surrendered Option, and (ii) the aggregate option price payable for such vested Class A Shares. The number of Class A Shares underlying Options and SARs which may be awarded to any Participant in any calendar year shall not exceed a total of 60,000.

(b) No surrender of an Option pursuant to this Section shall be effective unless it is approved by the Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section may be made in Class A Shares valued at fair market value at date of surrender, in cash, or partly in Class A Shares and partly in cash, as the Administrator shall in its sole discretion determine.

(c) If the surrender of an Option is rejected by the Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered Option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later of (i) the receipt of the rejection notice, or (ii) the last day on which the Option is otherwise exercisable in accordance with the terms of the Option Agreement; however, in the case of an Incentive Stock Option, in no event may such rights be exercised at any time after ten years (or five years in the case of a 10% Shareholder) after the date of the Option grant.

(d) The following additional provisions shall be applicable to any Incentive Stock Option that is to be surrendered pursuant to the provisions of Section 7(a) above:

     (i) The Incentive Stock Option may be surrendered only to the extent it is at the time eligible for exercise in compliance with the provisions of this Plan.

     (ii) The right to surrender the Incentive Stock Option may only be transferred or assigned in connection with a transfer or assignment of the Incentive Stock Option in compliance with the limitations of Section 6.

     (iii) The Incentive Stock Option may be surrendered only when the fair market value of the Class A Shares subject to the surrendered option exceeds the aggregate option price payable for such Class A Shares.

     (iv) The Incentive Stock Option may not be surrendered at any time after the expiration or termination of the option term.

8.   Restricted Shares.

A Restricted Share consists of a Class A Share that is subject to certain restrictions on the disposition of such share and rights of the Company to reacquire the share upon specified terms upon the occurrence of certain events during a specified period, as determined by the Administrator. Each Participant who is awarded Restricted Shares shall enter into an agreement with the Company in a form specified by the Administrator agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Administrator in its sole discretion shall determine.

Restricted Shares may not be sold, transferred, pledged or otherwise encumbered during a Restricted Period. A Restricted Period shall commence on the date of the award and end at such later date as the Administrator may designate at the time of the award. A Participant shall have the entire beneficial ownership and most of the rights and privileges of a shareholder with respect to Restricted Shares awarded to him, including the right to receive dividends and the right to vote such Restricted Shares.

The Administrator in its sole discretion from time to time may establish the terms and conditions under which Restricted Shares shall be forfeited by the Participant during the Restricted Period.

Notwithstanding anything in this Section to the contrary, the Administrator may make an award of "phantom stock credits" to any Participant which shall serve as a basis for an award of Restricted Shares at a later point in time.

The Participant shall not be entitled to delivery of the certificate representing Class A Shares until the expiration of the Restricted Period applicable to such Restricted Shares.

9.   Adjustment Upon Changes in Stock

If any change is made in the Class A Shares by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to the kind and maximum number of shares subject to the Plan and the kind and number of shares and price per share of stock subject to each outstanding Benefit. Any increase in the shares, or the right to acquire shares, as the result of such an adjustment shall be subject to the same terms and conditions that apply to the Benefit for which such increase was received. No fractional Class A Shares shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

10.  Amendment of the Plan

The Board of Directors of the Company may at any time amend the Plan, provided that the Board may not, without approval (within twelve months before or after the date of such change) of such number of the stockholders as may be required by federal income tax or federal securities laws for any particular amendment:
(a) increase the maximum number of Class A Shares in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Section 9, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or federal securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.

11.  Termination of the Plan

The Plan shall terminate on May 18, 2003 provided, however, that the Board of Directors may terminate or suspend the Plan at any time. No Benefit shall be awarded after termination of the Plan.

Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

12.  Withholding Tax

The Company shall have the right to withhold with respect to any distribution made to Participants under the Plan any taxes required by law to be withheld because of such distribution (the "Tax Requirements"). The Administrator may require or permit a Participant to satisfy any Tax Requirements with Company stock.

13.  Rules of Construction

The terms of the Plan shall be construed in accordance with the laws of the State of Missouri, provided that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options.

14.  Compliance with 1934 Act

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successors under the 1934 Act. To the extent any action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

15.  Effective Date

The Plan became effective as of the date it was adopted by the Board of Directors and shareholders of the Company on May 18, 1993. This amended and restated Plan was adopted by the Board of Directors of the Company as of July 31, 1996 and shall become effective on August 15, 1996; provided, however, that the increase in the number of Class A Shares covered by the Plan as set forth in Section 5 hereof, and the limitation in the number of Class A Shares underlying Options and SARs which may be awarded to any Participant in any calendar year as set forth in Sections 6 and 7 hereof, shall be subject to approval by the holders of a majority of the outstanding voting stock of the Company within twelve months of the adoption of the amended and restated Plan by the Board of Directors.

16.  Adoption

The undersigned hereby certifies that this amended and restated plan was duly adopted by the Board of Directors of the Company as of the 31st day of July, 1996.

HUNTCO INC.

By:     /s/Anthony J. Verkruyse
Title:  Vice President and Secretary
Date:   July 31, 1996